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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8 - K/A

                               CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report July 31, 1997


      COMMISSION FILE NO. 0-24812


                          BRASSIE GOLF CORPORATION
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           (Exact name of registrant as specified in its charter)


               DELAWARE                                  56-1781650
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    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

                5806-A Breckenridge Parkway, Tampa, FL 33610
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                  (Address of principal executive offices)


                               (813) 621-4653
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            (Registrant's telephone number, including area code)


Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes  [X]    No  [ ]




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                          BRASSIE GOLF CORPORATION

                                 FORM 8 - K/A

                              TABLE OF CONTENTS



Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets.............................................................Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits ...............................................................Page 3


Signatures................................................................................................Page 4


Exhibit 2.1       Stock Purchase and Sale Agreement dated June 24, 1997 between Brassie
                  Golf Corporation and Granite Golf Group, Inc.




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ITEM 2.  Acquisition or Disposition of Assets

The Company has disposed of its golf course management operations through the sale of two of the Company's consolidated subsidiaries, Club Operations and Property Management, Inc. ("COPM") and Brassie Golf Management Services, Inc. ("BGMS").

On July 16, 1997 the Company sold all the outstanding capital stock of COPM, a Florida Corporation, and BGMS, a Delaware Corporation, to Granite Golf Group, Inc., headquartered in Phoenix, Arizona ("Granite"). The sales price for the subsidiaries was comprised of $600,000 cash at closing and, at the Company's sole election, either (i) $250,000 cash to be paid within one year of closing or
(ii) $500,000 of Granite common stock, one half of which is to be paid one year from closing and one half to be paid two years from closing.


ITEM 7.  Financial Statements and Exhibits

         Financial Statements

            None.


         Exhibits

            Exhibit 2.1 -- Stock Purchase and Sale Agreement dated June 24, 1997 between Brassie Golf Corporation and Granite Golf Group, Inc.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                                       BRASSIE GOLF CORPORATION


                                                   By:  /s/  Stephen A. Tucker
                                                       -------------------------
                                                       Stephen A. Tucker
                                                       (Principal Financial and
                                                       Accounting Officer)

Date: July 31, 1997




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